SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 30, 2004

(Date of Report)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road

Arlington, Virginia 22201

(Address of principal executive offices) (ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 5.02, 7.01 and 8.01: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 30, 2004 the Registrant issued a press release announcing management retirement and new Board nominee selection.

A copy of the Registrant’s press release is attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number
99	Press Release dated September 30, 2004 announcing Registrant’s management retirement and new board nominee selection.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc
Registrant

By:
Jeffrey P. Elefante
Executive Vice President
General Counsel and Secretary